EXHIBIT 99(b)
                       NOTICE OF GUARANTEED DELIVERY
                                    for
                         Tender of all Outstanding
                  7.75% Subordinated Debentures Due 2004
                              in Exchange for
              7.75% Exchange Subordinated Debentures Due 2004

                                HUBCO, INC.

     Registered holders of outstanding 7.75% Subordinated Debentures due
2004 (the "Old Debentures") who wish to tender their Old Debentures in exchange for a like principal amount of 7.75% Exchange Subordinated Debentures due 2004 (the "New Debentures") and, whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Chemical Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight) or mail to the Exchange Agent. See "The Exchange
Offer - Procedures for Tendering" in the Prospectus.

               The Exchange Agent for the Exchange Offer is:

                               CHEMICAL BANK

By Mail (registered or certified recommended):    By Overnight Courier:             By Hand:
 Chemical Bank/Geoserve                            Chemical Bank/Geoserve            Chemical Bank/Geoserve
 Corporate Trust/IDS Mail                          Corporate Trust/IDS Mail          Corporate Trust Securities Window
 P.O. Box 2862                                     450 West 33rd Street, Bay 13      55 Water Street, Room 234, North Building
 New York, NY 10116                                New York, NY 10001                New York, NY 10041

                               By Facsimile:
                          (212) 971-3498 or 3499


                           Confirm by Telephone:
                            Michael J. McCarthy
                              (212) 971-3267

     Delivery of this Notice of Guaranteed Delivery to an address other than set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Debentures indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ______________, 1994 of the HUBCO, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.



                         DESCRIPTION OF SECURITIES TENDERED

Name and address of registered     Certificate Numbers(s) of     Principal Amount of Old
 holder as it appears on the       Old Debentures Tendered       DebenturesTendered
 Old Debentures
__________________________         _____________________         __________________________

__________________________         _____________________         __________________________

__________________________         _____________________         __________________________

__________________________         _____________________         __________________________

                      THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                GUARANTEE OF DELIVERY
                   (Debenture to be used for signature guarantee)


     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Debentures, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


____________________________________    ______________________________
Name of Firm                               (Authorized Signature)

____________________________________    ______________________________
Address                                 Title

____________________________________    ______________________________
     (Zip Code)                         Name:  (Please type or print)

____________________________________    ______________________________
Area Code and Telephone Number          Date






          NOTE: DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
                NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.